SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549-1004





                                    FORM 8-K
                    CURRENT REPORT PURSUANT TO SECTION 13 OF
                       THE SECURITIES EXCHANGE ACT OF 1934



          Date of Report
(Date of earliest event reported) June 24, 2002
                                  -------------




                           GENERAL MOTORS CORPORATION
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)




      STATE OF DELAWARE                 1-143                 38-0572515
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(State or other jurisdiction   (Commission File Number)   (I.R.S. Employer
 of incorporation)                                        Identification No.)




   300 Renaissance Center, Detroit, Michigan                 48265-3000
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  (Address of principal executive offices)                   (Zip Code)







Registrant's telephone number, including area code       (313)-556-5000
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ITEM 5. OTHER ITEMS

On June 24, 2002, the 2.7 million shares of GM Series H 6.25% automatically convertible preference stock held by America Online, Inc., a wholly owned subsidiary of AOL Time Warner Inc., converted into 80 million shares of GM Class H common stock as provided for in the terms of the Series H stock.

GM originally issued the GM Series H preference shares to AOL in connection with a strategic alliance between AOL and Hughes Electronics Corp. in 1999. As a result of the conversion, GM no longer has any shares of preference stock outstanding.

                                      # # #





                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            GENERAL MOTORS CORPORATION
                                            --------------------------
                                                    (Registrant)
Date    June 24, 2002
        -------------
                                            By
                                            s/Peter R. Bible
                                            --------------------------
                                            (Peter R. Bible,
                                             Chief Accounting Officer)






















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